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                       CUNA MUTUAL LIFE INSURANCE COMPANY
                    CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT

                        SUPPLEMENT DATED JANUARY 23, 2006
                                     TO THE
                          PROSPECTUS DATED MAY 2, 2005
                                       FOR
                          MEMBERS VARIABLE ANNUITY III

As of January 23, 2006, when an Owner makes a purchase payment the Company will enhance the Owner's Contract Value by an increase percentage if the Owner's cumulative net purchase payments meet or exceed $500,000. Cumulative net purchase payments equal the total of all net purchase payments that the Company has received less any partial withdrawals (including any associated surrender charges) that the Owner has made.

The amount of the Contract Value Increase enhancement varies by cumulative net purchase payment levels. The chart below sets forth the cumulative net purchase payment levels with the associated increase percentages:

ENHANCEMENT AMOUNTS

--------------------------------------------------------------------------------
CUMULATIVE NET PURCHASE PAYMENT LEVELS                  INCREASE PERCENTAGE
--------------------------------------------------------------------------------
$500,000 through $999,999.99                            .50%
--------------------------------------------------------------------------------
$1,000,000 and above                                    .70%
--------------------------------------------------------------------------------

The Company will calculate the Contract Value Increase enhancement as follows:

     (a)  cumulative net purchase payments; multiplied by
     (b)  the applicable increase percentage; minus
     (c) any prior increases to Contract Value as a result of the Contract Value Increase enhancement.

The Company will allocate the amount of the Contract Value Increase enhancement pro-rata according to the Owner's purchase payment allocation in effect as of the date of the enhancement.

The Company funds the Contract Value Increase enhancement from its general account, and does not charge Owners for the Contract Value Increase enhancement.

The Company will treat the Contract Value Increase enhancement as Contract earnings. The Contract Value Increase enhancement will not be subject to any applicable surrender charge.

This endorsement may not be available in all states.

                                  *     *     *

Please retain this supplement with your MEMBERS Variable Annuity III Prospectus for your future reference.